UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

BARNES & NOBLE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:

(908) 991-2665

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On April 16, 2024, Barnes & Noble Education, Inc. (the “Company,” “we,” “our” or “us”) entered into a standby, securities purchase and debt conversion agreement (the “Purchase Agreement”) with Toro 18 Holdings LLC (“Immersion”), Selz Family 2011 Trust (“Selz”), Outerbridge Capital Management, LLC (“Outerbridge”, and together with Immersion and Selz, the “Standby Purchasers”), Vital Fundco, LLC (“Vital”) and TopLids LendCo, LLC (“TopLids”, together with the Standby Purchasers and Vital, the “Purchasers”). Pursuant to the terms and conditions of the Purchase Agreement, (i) the Company will distribute to holders of its common stock, par value $0.01 per share (“Common Stock”) non-transferable subscription rights to purchase up to an aggregate of 900,000,000 shares of Common Stock of the Company at a subscription price of $0.05 per share of Common Stock (the “Subscription Price”) that, if exercised in full, will provide gross proceeds to the Company of $45 million (the “Rights Offering”); and (ii) the Standby Purchasers will collectively purchase, at the Subscription Price, in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), and separate from the Rights Offering, up to $45 million in shares of Common Stock not subscribed for by the Company’s stockholders at the expiration of the Rights Offering. The Purchase Agreement also provides that, concurrently with the consummation of the Rights Offering, (i) Immersion and Vital will collectively purchase, at the Subscription Price, in a private placement exempt from the registration requirements under the Securities Act and separate from the Rights Offering, an additional $50 million in shares of common stock, and (ii) Vital and TopLids will collectively convert all outstanding principal and interest amounts owed to them under our term credit agreement into shares of our Common Stock at the Subscription Price, resulting in the satisfaction of all amounts owed by us thereunder. The closing of the transactions contemplated by the Purchase Agreement (the “Transactions”) is subject to the satisfaction or waiver of customary closing conditions, including, among other things, (i) the accuracy of representations and warranties set forth in the Purchase Agreement; (ii) compliance with covenants; (iii) the effectiveness of the Registration Statement on Form S-1 related to the Rights Offering (“Form S-1”); and (iv) consummation of the Rights Offering.

The closing of the Transactions contemplated by the Purchase Agreement is also subject to the approval of our stockholders at a special meeting to be held by the Company. If the issuance and sale of our Common Stock pursuant to the Rights Offering and the Transactions are not approved at the special meeting, then the Rights Offering will be cancelled.

New ABL Facility and Amendment to Existing ABL Facility

On April 16, 2024, the Company entered into a commitment letter with the lenders under its existing asset-based revolving credit facility (the “Existing ABL Facility”) to provide for a new four-year asset-based credit facility in an aggregate committed principal amount of $325 million (the “New ABL Facility”), which New ABL Facility will replace the Existing ABL Facility. Closing of the New ABL Facility is subject to usual and customary closing conditions, including the concurrent closing of the Transactions contemplated by the Purchase Agreement.

Further, on April 16, 2024, the Company amended its Existing ABL Facility to, among other things, revise certain milestones related to the previously-disclosed liquidity and refinancing contingency plans to align such milestones with the Transactions contemplated by the Purchase Agreement (the “Twelfth Amendment to Credit Agreement”), which milestones include (i) filing the Form S-1 described above no later than two (2) business days after the date of such amendment, (ii) obtaining receipt of support letters in support of the Transactions from persons owning not less than 20% of the outstanding voting stock of the Company by no later than May 3, 2024 (or such later date as agreed to in writing by the administrative agent in its sole discretion), (iii) obtaining receipt of the Securities and Exchange Commission (“SEC”) approval with respect to such Form S-1 on or before May 24, 2024 (or such later date as agreed to in writing by the administrative agent in its sole discretion) and (iv) closing the Transactions contemplated by the Purchase Agreement on or before the date that is 25 days after the receipt of SEC approval with respect to the Form S-1.

The foregoing description of the Transactions, the Purchase Agreement and the Twelfth Amendment to Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement and the Twelfth Amendment to Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and Exhibit 10.2 and is incorporated herein by reference in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transactions, the Company’s Chief Executive Officer, Michael P. Huseby, entered into a letter agreement with the Company relating to his compensation (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Huseby agreed to amendments to his employment agreement, pursuant to which, among other things, he agreed to a revised decreased severance amount of $750,000. He also agreed to provide transition services as a consultant for six months following the effective date of any termination of his employment that triggers a right to receive such severance in return for compensation of $750,000 to be paid at the end of such six month period regardless of whether the Company requests that he render any transition services. The amendments contained in the Letter Agreement are contingent upon the successful consummation of the Transactions. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed hereto as Exhibit 10.3 and incorporated herein by reference.

Item 8.01	Other Events.

The Company issued a press release announcing the Transactions on April 16, 2024. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: the completion, timing, size and use of proceeds of the Transactions and refinancing; the approval by our stockholders of the Transactions at the special meeting; the amount of our indebtedness and ability to comply with covenants applicable to current and /or any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to continue as a going concern; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; our ability to maintain adequate liquidity levels to support ongoing inventory purchases and related vendor payments in a timely manner; our ability to attract and retain employees; the pace of equitable access adoption in the marketplace is slower than anticipated and our ability to successfully convert the majority of our institutions to our BNC First Day® equitable and inclusive access course material models or successfully compete with third parties that provide similar equitable and inclusive access solutions; the United States Department of Education has recently proposed regulatory changes that, if adopted as proposed, could impact equitable and inclusive access models across the higher education industry; the strategic objectives, successful integration, anticipated synergies, and/or other expected potential benefits of various strategic and restructuring initiatives, may not be fully realized or may take longer than expected; dependency on strategic service provider relationships, such as with VitalSource Technologies, Inc. and the Fanatics Retail Group Fulfillment, LLC, Inc. (“Fanatics”) and Fanatics Lids College, Inc. D/B/A “Lids” (“Lids”), and the potential for adverse operational and financial changes to these strategic service provider relationships, may adversely impact our business; non-renewal of managed bookstore, physical and/or online store contracts and higher-than-anticipated store closings; decisions by colleges and universities to outsource their physical and/or online bookstore operations or change the operation of their bookstores; general competitive conditions, including actions our competitors and content providers may take to grow their businesses; the risk of changes in price or in formats of course materials by publishers, which could negatively impact revenues and margin; changes to purchase or rental terms, payment terms, return policies, the discount or margin on products or other terms with our suppliers; product shortages, including decreases in the used textbook inventory supply associated with the implementation of publishers’ digital offerings and direct to student textbook consignment rental programs; work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping services; a decline in college enrollment or decreased funding available for students; decreased consumer demand for our products, low growth or declining sales; the general economic environment and consumer spending patterns; trends and challenges to our business and in the locations in which we have stores; risks associated with operation or performance of MBS Textbook Exchange, LLC’s point-of-sales systems that are sold to college bookstore customers; technological changes, including the adoption of artificial intelligence technologies for educational content; risks associated with counterfeit and piracy of digital and print materials; risks associated with the potential loss of control over personal information; risks associated with the potential misappropriation of our intellectual property; disruptions to our information technology systems, infrastructure, data, supplier systems, and customer ordering and payment systems due to computer malware, viruses, hacking and phishing attacks, resulting in harm to our business and results of operations; disruption of or interference with third party service providers and our own proprietary technology; risks associated with the impact that public health crises, epidemics, and pandemics, such as the COVID-19 pandemic, have on the overall demand for our products and services, our operations, the operations of our suppliers, service providers, and campus partners, and the effectiveness of our response to these risks; lingering impacts that public health crises may have on the ability of our suppliers to manufacture or source products, particularly from outside of the United States; changes in applicable domestic and international laws, rules or regulations, including, without limitation, U.S. tax reform, changes in tax rates, laws and regulations, as well as related guidance; changes in and enactment of applicable laws, rules or regulations or changes in enforcement practices including, without limitation, with regard to consumer data privacy rights, which may restrict or prohibit our use of consumer personal information for texts, emails, interest based online advertising, or similar marketing and sales activities; adverse results from litigation, governmental investigations, tax-related proceedings, or audits; changes in accounting standards; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part I -Item 1A in our Annual Report on Form 10-K for the fiscal year ended April 29, 2023. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report on Form 8-K.

Other Important Information

The issuance and sale of shares of Common Stock pursuant to the Rights Offering and the other transactions contemplated by the Purchase Agreement, is subject to, among other things, the approval of our stockholders at a special meeting. If the issuance and sale of our Common Stock pursuant to the Transactions is not approved at the special meeting, then the Rights Offering will be cancelled and the Transactions will be terminated.

The Company will file a Registration Statement on Form S-1 relating to the Rights Offering with the SEC by April 18, 2024. The Company reserves the right to cancel or terminate the Rights Offering at any time. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any subscription rights or any other securities to be issued in the Rights Offering or any related transactions, nor shall there be any offer, solicitation or sale of subscription rights or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, if at all, will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

The description of the Transactions described in this report does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference. The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Purchase Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information Regarding the Special Meeting and Where to Find It

The Company intends to file a proxy statement and proxy card with the SEC in connection with its solicitation of proxies for the special meeting to approve, among others, the Transactions contemplated by the Purchase Agreement. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the special meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Company’s Proxy Statement on Schedule 14A for its 2023 annual meeting of stockholders under the heading “Security Ownership of Certain Beneficial Owners and Management” filed with the SEC on August 25, 2023, which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001634117/000114036123041294/ny20009569x1_def14a.htm. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 (filed with the SEC on September 21, 2023, September 21, 2023 and September 21, 2023, respectively) and Statements of Change in Ownership on Form 4 (filed with the SEC on September 26, 2023, September 26, 2023, September 26, 2023, September 26, 2023, November 21, 2023 and December 18, 2023, respectively), which can be found through the hyperlinks or the SEC’s website at www.sec.gov. Additional information is available in the Company’s Annual Report on Form 10-K for the year ended April 29, 2023, filed with the SEC on July 31, 2023, available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1634117/000163411723000032/bned-20230429.htm, and the Company’s Current Reports on Form 8-K, filed with the SEC on May 1, 2023, August 11, 2023, September 6, 2023, September 14, 2023, October 5, 2023 and February 6, 2024, which can also be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of these potential participants and their direct or indirect interests of the Company, by security holdings or otherwise, will be set forth in the proxy statement for the special meeting and other materials to be filed with the SEC. These documents, when filed, can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Standby, Securities Purchase and Debt Conversion Agreement, among the Company, Toro 18 Holdings LLC, Vital Fundco, LLC, TopLids LendCo, LLC, Outerbridge Capital Management, LLC and Selz Family 2011 Trust, dated April 16, 2024

10.2	Twelfth Amendment to Credit Agreement, by and among Bank of America, N.A., the Lenders party thereto, Barnes & Noble Education, Inc., the other borrowers party thereto and the other parties party thereto as “Guarantors”, dated April 16, 2024

10.3	Letter Agreement between Michael P. Huseby and Barnes & Noble Education, Inc., dated April 15, 2024

99.1	Press Release of Barnes & Noble Education, Inc., dated April 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2024

BARNES & NOBLE EDUCATION, INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, Corporate Development & Affairs and Chief Legal Officer